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                        UNITED STATES BANKRUPTCY COURT                                                         VOLUNTARY PETITION
                             DISTRICT OF DELAWARE
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Name of Debtor (if individual, enter Last, First, Middle):       Name of Joint Debtor (Spouse) (Last, First, Middle):
GRAHAM-FIELD HEALTH PRODUCTS, INC.                               NONE
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All Other Names used by the Debtor in the last 6 years           All Other Names used by the Joint Debtor in the last 6 years
(includes married, maiden, and trade names):                     (includes married, maiden, and trade names):

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Soc. Sec./Tax I.D. No. (if more than one, state all):            Soc. Sec./Tax I.D. No. (if more than one, state all):
11-2578230
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Street Address of Debtor                                         Street Address of Joint Debtor
(No. & Street, City, State & Zip Code):                          (No. & Street, City, State & Zip Code):
81 SPENCE STREET
BAY SHORE, NY 11706
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County of Residence or of the Principal Place of Business:       County of Residence or of the Principal Place of Business:
SUFFOLK, NY
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Mailing Address of Debtor                                        Mailing Address of Joint Debtor
(if different from street address):                              (if different from street address):



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Location of Principal Assets of Business Debtor (if different from street address above):


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                              INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)
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Venue (Check any applicable box)

/X/ Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

/ / There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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            Type of debtor (Check all boxes that apply)                    Chapter or Section of Bankruptcy Code Under Which
                                                                                 the Petition is Filed (Check one box)

/ / Individual(s)              / / Railroad                      / / Chapter 7         /x/ Chapter 11         / / Chapter 13
/x/ Corporation                / / Stockbroker                   / / Chapter 9         / / Chapter 12
/ / Partnership                / / Commodity Broker              / / Sec. 304 - Case ancillary to foreign proceeding
/ / Other ________________
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           Nature of Debts (Check one box)                                                Filing Fee (Check one box)

/ / Consumer/Non-business         /x/ Business                         /x/ Full Filing Fee attached
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       Chapter 11 Small Business (Check all boxes that apply)          / / Filing Fee to be paid in installments (Applicable to
/ / Debtor is a small business as defined in 11 U.S.C. Section 101         individuals only). Must attach signed application for the
/ / Debtor is and elects to be considered a small business                 court's consideration certifying that the debtor is
    under 11 U.S.C. Section 1121(c) (Optional)                             unable to pay fee except in installments. Rule 1006(b).
                                                                           See Official Form No. 3.
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Statistical/Administrative Information (Estimates only)

/x/ Debtor estimates that funds will be available for distribution to unsecured creditors.

/ / Debtor estimates that after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
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                                   1-15    16-49    50-99    100-199   200-999   1000-over
Estimated Number of Creditors      / /      / /      / /       / /       / /        /x/                   FILED / RECEIVED
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Estimated Assets                                                                                         1999 DEC 27 P 3:00
          $0 to             $50,001 to            $100,001 to            $500,001 to
         $50,000             $100,000              $500,000              $1 million                            CLERK
           / /                 / /                    / /                    / /                         US BANKRUPTCY COURT
                                                                                                         DISTRICT OF DELAWARE
   $1,000,001 to          $10,000,001 to          $50,000,001 to             More than
    $10 million             $50 million            $100 million            $100 million
        / /                    / /                     / /                     /x/
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Estimated Debts
          $0 to             $50,001 to            $100,001 to            $500,001 to
         $50,000             $100,000              $500,000              $1 million
           / /                 / /                    / /                    / /

   $1,000,001 to          $10,000,001 to          $50,000,001 to             More than
    $10 million             $50 million            $100 million            $100 million
        / /                    / /                     / /                     /x/
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
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VOLUNTARY PETITION                                               Name of Debtor(s):                              Page 2
(This page must be completed and filed in every case)            GRAHAM-FIELD HEALTH PRODUCTS, INC.
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               Prior Bankruptcy Case Filed Within Last 6 Years (If more than one, attach additional sheets)
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Location                                                         Case Number:                          Date Filed:
Where Filed: NONE
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   Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet)
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Name of Debtor, SEE ATTACHMENT A                                 Case Number:                          Date Filed:

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District:                                                        Relationship:                         Judge:

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                                                           SIGNATURES
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      Signature(s) of Debtor(s) (Individual/Joint)                         Signature of Debtor (Corporation/Partnership)
I declare under penalty of perjury that the information          I declare under penalty of perjury that the information provided in
provided in this petition is true and correct.                   this petition is true and correct, and that I have been authorized
(If petitioner is an individual whose debts are primarily        to file this petition on behalf of the debtor.
consumer debts and has chosen to file under chapter 7) I
am aware that I may proceed under chapter 7, 11, 12 or 13        The debtor requests relief in accordance with the chapter of
of title 11, United States Code, understand the relief           title 11, United States Code, specified in this petition.
available under each such chapter, and choose to proceed
under chapter 7.
I request relief in accordance with the chapter of title 11,     X /s/ Thomas J. Opladen
United States Code, specified in this petition.                    ------------------------------------------------------------
                                                                   Signature of Authorized Individual
X Not Applicable                                                   Thomas J. Opladen
  ------------------------------------------------------           ------------------------------------------------------------
  Signature of Debtor                                              Printed Name of Authorized Individual
                                                                   Chief Executive Officer
                                                                   ------------------------------------------------------------
X Not Applicable                                                   Title of Authorized Individual
  ------------------------------------------------------
  Signature of Joint Debtor                                        December 27, 1999
                                                                   ------------------------------------------------------------
                                                                   Date
  ------------------------------------------------------
  Telephone Number (if not represented by attorney)

  ------------------------------------------------------
  Date
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                 Signature of Attorney                                      Signature of Non-Attorney Petition Preparer

X /s/ S. David Peress
  ------------------------------------------------------         I certify that I am a bankruptcy petition preparer as defined in
  Signature of Attorney for Debtor(s)                            11 U.S.C. Section 110, that I prepared this document for
                                                                 compensation, and that I have provided the debtor with a copy of
  Printed Name of Attorney for Debtor(s)                         this document.
  SEE ATTACHMENT B
  ------------------------------------------------------         NOT APPLICABLE
  Firm Name                                                      --------------------------------------------------------------
                                                                 Printed Name of Bankruptcy Petition Preparer
  ------------------------------------------------------
  Address                                                        --------------------------------------------------------------
                                                                 Social Security Number
  ------------------------------------------------------
  ------------------------------------------------------         --------------------------------------------------------------
  Telephone Number                                               Address
               12-27-99
  ------------------------------------------------------         --------------------------------------------------------------
  Date

  ------------------------------------------------------         Names and Social Security numbers of all other individuals who
                      Exhibit A                                  prepared or assisted in preparing this document:


(To be completed if debtor is required to file periodic
reports (e.g. forms 10K and 10Q) with the Securities             If more than one person prepared this document, attach additional
and Exchange Commission pursuant to Section 13 or 15(d)          shares conforming to the appropriate official form for each
of the Securities Exchange Act of 1934 and is requesting         person.
relief under chapter 11).

/X/ Exhibit A is attached and made a part of this petition.
                                                                 X
  ------------------------------------------------------          -------------------------------------------------------------
                      Exhibit B                                   Signature of Bankruptcy Petition Preparer

                                                                  -------------------------------------------------------------
                                                                  Date
(To be completed if debtor is an individual whose debts
are primarily consumer debts) 1. the attorney for the
petitioner named in the foregoing petition, declare that I
have informed the petitioner that [he or she] may proceed        A bankruptcy petition preparer's failure to comply with the
under chapter 7, 11, 12, or 13 of title 11, United States        provisions of title 11 and the Federal Rules of Bankruptcy
Code, and have explained the relief available under each         Procedure may result in fines or imprisonment or both 11 U.S.C.
such chapter.                                                    Section 110; 18 U.S.C. Section 156.

X
  ------------------------------------------------------
  Signature of Attorney for Debtor(s)           Date
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
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re Graham-Field Health Products, Inc.,              Case No.
                                          Debtor
                                                       Chapter 11

                       EXHIBIT "A" TO VOLUNTARY PETITION

1. If any of the debtor's securities are registered under Section 12 of the Securities Exchange Act of 1934, the SEC file number is 1-8801.

2. The following financial data is the latest available information and refers to the debtor's condition on September 30, 1999.

a. Total assets                                       $182,112,000.00 (excluding
                                          goodwill of $201,851,000.00)

b. Total debts (including debts listed in 2.c. below) $201,152,000.00

                                                                 Approximate
                                                                 number of
                                                                 holders
c. Debt securities held by more than 500 holders.   None         n/a

d. Number of shares of preferred stock                   9,136   1

e. Number of shares of common stock                 31,526,000   850

   Comments, if any:

3. Brief description of debtor's business; Graham-Field Health Products, Inc. is a manufacturer and distributor of healthcare products targeting the home healthcare, medical/surgical, rehabilitation and long term care markets in North America, Europe, Central and South America, and Asia.

4. List the names of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of debtor:

Brierley Investments, Ltd.
J.B. Fuqua
J. Rex Fuqua
Dimensional Fund Advisors
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UNITED STATES BANKRUPTCY COURT                         DISTRICT OF DELAWARE

                                                       Case No.
                                                       Chapter 11


             ATTACHMENT A TO VOLUNTARY PETITION IN CHAPTER 11 CASE

     The following affiliated entities, one of which is the Debtor herein, are filing voluntary chapter 11 bankruptcy petitions in this District simultaneously:

     1.   Graham-Field Health Products, Inc.
     2.   Everest & Jennings, Inc.
     3.   Health Care Wholesalers, Inc.
     4.   LaBac Systems, Inc.
     5.   Graham-Field, Inc.
     6.   Basic American Medical Products, Inc.
     7.   Lumex Medical Products, Inc.
     8.   MUL Acquisition Corp. II
     9.   Everest & Jennings Canadian Limited
     10.  Everest & Jennings International Ltd.
     11.  Medical Supplies of America, Inc.
     12.  Rabson Medical Sales Ltd.
     13.  Graham-Field Bandage, Inc.
     14.  Graham-Field Express (Puerto Rico), Inc.
     15.  Lumex/Basic American Holdings, Inc.
     16.  Everest & Jennings de Mexico, S.A. de C.V.
     17.  Graham-Field Temco, Inc.
     18.  Graham-Field Express (Dallas), Inc.
     19.  Smith & Davis Manufacturing Company
     20.  Kuschall of America, Inc.
     21.  Lumex Sales and Distribution Co., Inc.
     22.  Basic American Sales and Distribution Co., Inc.
     23.  Graham-Field Distribution, Inc.
     24.  H C Wholesalers, Inc.
     25.  Critical Care Associates, Inc.

             ATTACHMENT B TO VOLUNTARY PETITION IN CHAPTER 11 CASE







                        YOUNG CONAWAY STARGATT & TAYLOR, LLP
                        S. David Peress (No. 2679)
                        Pauline K. Morgan (No. 3650)
                        M. Blake Cleary (No. 3614)
                        11th Floor, Rodney Square North
                        P.O. Box 391
                        Wilmington, D.E. 19899-0391
                        (302) 571-6600


                              -and


                        GIBSON, DUNN & CRUTCHER LLP
                        D.J. Baker
                        David P. Simonds
                        200 Park Avenue
                        New York, New York 10166
                        (212) 351-4000



                        Co-Counsel for the Debtors and Debtors in Possession